Repurchase Reserve Liability	12 Months Ended
Dec. 31, 2013
Repurchase Reserve Liability
Repurchase Reserve Liability

(18)              Repurchase Reserve Liability

The Company’s repurchase reserve liability for estimated losses incurred on sold loans that are included in gain on sales of mortgage loans was $160,000 at December 31, 2013. This liability represents management’s estimate of the potential repurchase or make-whole liability for residential mortgage loans originated for sale that may arise from representation and warranty claims that could relate to a variety of issues, including but not limited to, misrepresentation of facts, appraisal issues, or program requirements that may not meet investor guidelines. Although the Company has not experienced any historical repurchase losses, it was notified during the third quarter of 2013 by one of its two investors, Freddie Mac, that fifteen loans which were foreclosed upon from 2007 to the present, are being reviewed for quality control purposes and may result in loss indemnification payments to the investor as reimbursement for losses. The balance of these loans at foreclosure date totaled $1.5 million. During the fourth quarter of 2013 and through March 31, 2014, the Company settled these loan foreclosures resulting in payments totaling $119,000 for reimbursement of costs incurred by Freddie Mac on three of these foreclosures. The remaining twelve foreclosures were settled without incurring any additional costs. At December 31, 2013, the Company was servicing 3,114 loans sold to the secondary market with a balance of approximately $322.5 million compared to 3,057 loans sold with a balance of approximately $310.6 million at December 31, 2012.